Exhibit No. 4
Western Media Group
Form 10-KSB
File No. 2-71164

CONFIDENTIAL
CONFIDENTIAL
IMPORTANT -- READ TIES DOCUMENT CAREFULLY AND COMPLETE
AS INDICATED. FORWARD THIS COMPLETED AND SIGNED
DOCUMENT TO WESTERN MEDIA GROUP CORPORATION AT THE
ADDRESS SHOWN BELOW.
     INVESTMENT LETTER AND SUBSCRIPTION AGREEMENT
                                   12,000,000
                                   Shares of Common
                                   Stock
                                   $ 35,000  Total
Purchase Price
Western Media Group Corporation
Minneapolis, Minnesota 55305

Gentlemen:

The undersigned desires to purchase 12,000,000 common shares ("the Shares") from Western Media Group
Corporation ("the Company") for a cash price of $0.003 per share, and hereby subscribes for the number of common shares set forth above, upon the terms and conditions set forth below:

I herewith tender to the Company my check paid to the order of Western Media Group Corporation in the amount of the purchase price for the shares subscribed for above. I acknowledge that this subscription is contingent upon acceptance in whole or in part by the Company.

I hereby represent and certify as follows:

1.) I understand an investment in the Shares involves a high degree of risk and is highly speculative.

2.) I have been fully informed to my complete satisfaction concerning the organizational aspects, business, current operations, finances, and all other matters that I consider significant for the purpose of making an investment decision with respect to the Company. I have had the opportunity of discussing the Company and its affairs with members of management, of reviewing such documents and records as I consider appropriate, and have received all information that I have requested with respect to the Company. I am aware of the Company's current limited cash position, and I am aware that the Company is an early developmental stage company. I am fully aware of all of the risks involved in purchasing shares of the Company's common stock.

3.) I understand that, the Company has generated no sales to date and that there is no assurance that the Company will be profitable in the future. I have been afforded access to such information concerning the Company as has been requested and such materials were sufficient to enable me to arrive at a reasoned investment decision with respect to an investment in the Shares.

4.) I understand that there is currently no market for the Company's common stock and that there can be no assurance that an active market will ever exist. I realize that I must bear the economic risk of an investment in the Shares for an indefinite period of time because the common shares have not been registered under the Securities Act of 1933, as amended (the
"Act"), and have not been registered or qualified under the applicable securities laws of any state in the United States, and are being issued in reliance upon the truth and accuracy of the representations made herein with respect to my investment

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intent and suitability as an investor. I understand
that they many not be sold or transferred without registration under the Act, or qualification or registration under the applicable state securities laws, unless there is an exemption from such registration or qualification then available, and I consent to having a legend printed on the Shares to that effect. I will receive "restricted" shares of the Company, which can only be resold in compliance with federal and state securities law. I understand that under Rule 144 such shares would have a two-year minimum holding period requirement.

5.) I am purchasing the Shares for my personal account and for investment and without the intention of reselling or redistributing the same; I have made no agreement with others regarding any of the Shares and my financial condition is such that it is not likely that it will be necessary to dispose of any of the Shares in the foreseeable future. I am aware that in the view of the Securities and Exchange Commission and state agencies that administer state securities laws, a purchase of the Shares with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market values, or any change in the condition of the Company or its business, or in connection with a contemplated liquidation or settlement of any loan obtained for the acquisition of the Shares and for which the Shares were pledged as security, would represent an intent inconsistent with the representations set forth above. I further represent and agree that if, contrary to the foregoing intentions, I should later desire to dispose of or transfer any of the Shares in any manner, I shall not do so without first obtaining (a) an opinion of counsel satisfactory to the Company that such proposed disposition or transfer lawfully may be made without the registration of the Shares for such purpose pursuant to the Act and applicable state securities laws or (b) such registrations (it being expressly understood that the Company shall not have any obligations to register such securities for such purpose).

6.) I am aware that you may sell the Shares to me only if I qualify according to the express standards stated herein. I represent and warrant that I either:

(i) meet one or more of the following standards of an "Accredited Investor," as such term is defined in Rule
501(a) of Regulation D (initial all applicable provisions):

   ____X___  (a) Any director, executive officer or
                        general
               partner of the issuer, or any director,
               executive officer or general partner of
               a general partner of the issuer. Rule
               501(a)(4).

 ________  (b) Any natural person whose individual net
                         worth
               or joint net worth with that person's
               spouse at the time of purchase exceeds
               $1,000,000. Rule 501(a)(5)

     ________  (c) Any natural person who had an
               individual income in excess of $200,000
               in each of the two most recent years or
               joint income with that person's spouse
               in excess of $300,000 in each of those
               years, and who has a reasonable
               expectation of reaching the same income
               level in the current year. Rule 501
               (a)(6).
or
(ii) I have such knowledge and experience in financial and business matters as to be able to evaluate the risks and merits of an investment in the Shares.

7.) I understand that other persons may be offered share subscriptions at various prices at the discretion of the Board of Directors of the Company.

8.) I represent and warrant that all of the foregoing information is correct and complete as of the date set forth at the end hereof, and if there should be any adverse change in such information prior to this

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subscription being accepted, I will immediately
provide the Company with such information. I agree to provide such additional information as the Company may request concerning my qualifications.

9.) I wish to have the Shares issued in the following type of ownership (check one):

___X___   Individual Ownership          _________
Joint Tenants
with Right of Survivorship
                                        (both parties
must sign)
________   Trust or Estate (describe
__________  Other
(describe on separate page)
and enclose authority)


Dated:    _____________________,
2000           Dated:
________________________, 2000

/s/ Patrick L. Riggs
__________________________________

Signature

Partick L. Riggs
__________________________________
                              Name Printed or Typed

Residence Address:                 Mailing Address:
2187 7th St. E.                         11900
Wayzata Blvd. #100
St. Paul, MN  55119                Hopkins, MN
55305

Tax Identification or                   Telephone
Number
Social Security Number:            (Business and Home)
###-##-####    612-546-1332 (Business)
                              ________________ (Home)

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ACCEPTANCE OF SUBSCRIPTION

This Subscription Agreement is accepted as of _______________________, 2000.

Western Media Group Corporation

By:
_________________________
Its:
_________________________
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